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                               EXHIBIT 99.1

                         Form of Proxies of Funds



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PROXY                                                                  PROXY

                        STEADMAN ASSOCIATED FUND

                           1730 K Street, N.W.
                                Suite 904
                         Washington, D.C. 20005
                         ----------------------


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                         ----------------------


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Steadman Associated Fund, which will become Steadman Security Trust, (the "Fund") for use at a special meeting of the shareholders of the Fund, which meeting will be held at 9:30 a.m., Washington, D.C. Time, on ___________, ___________, 1997, at
the ________________________ Hotel, ______________________, Washington, D.C.
2000?.

    The undersigned shareholder of the Fund, revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned ("Shares"), does hereby appoint Charles W. Steadman and Max Katcher, and each and any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Fund, and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1.        To approve an Agreement and Plan of Merger, and the
                   transactions contemplated thereby, pursuant to which the Steadman Investment Fund, Steadman American Industry Fund and Steadman Technology and Growth Fund would merge with and into the Fund.

                   FOR  [   ]          AGAINST  [   ]      ABSTAIN  [   ]

Proposal 2.        Election of Trustees

                   / / FOR the nominees listed below     / / WITHHOLD AUTHORITY
                       (except as noted to the               (to vote for all
                        contrary below)                      nominees listed
                                                             below)

                   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below).

                   William Mark Craim     Richard O. Haase       Paul F. Wagner

Proposal 3.        To ratify and confirm the Amended and Restated Trust
                   Indenture of Steadman Security Trust, as of May 2, 1997.

                   FOR  [   ]        AGAINST  [   ]       ABSTAIN  [   ]

Proposal 4.        To ratify the selection of Reznick Fedder and Silverman to serve as independent auditors of the Fund.

                   FOR  [   ]        AGAINST  [   ]       ABSTAIN  [   ]

Proposal 5.        To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

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    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF STEADMAN ASSOCIATED FUND, WHICH RECOMMENDED A VOTE FOR THE PROPOSAL.

                   Dated:    ______________, 1997


                             ____________________________
                             Signature of Shareholder


                             ____________________________
                             Signature of Shareholder

                             This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

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PROXY                                                                 PROXY
                        STEADMAN INVESTMENT FUND

                           1730 K Street, N.W.
                                Suite 904
                         Washington, D.C. 20005
                         ----------------------


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                         ----------------------

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Steadman Investment Fund (the "Fund") for use at a special meeting of the shareholders of the Fund, which meeting will be held at 9:30 a.m., Washington, D.C. Time, on ___________, ___________, 1997, at the ________________________ Hotel,
______________________, Washington, D.C. 2000?.

    The undersigned shareholder of the Fund, revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned ("Shares"), does hereby appoint Charles W. Steadman and Max Katcher, and each and any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Fund, and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1.        To approve an Agreement and Plan of Merger, and the
                   transactions contemplated thereby, pursuant to which the Fund would merge with and into Steadman Securities Trust
                   ("SST") whereby Shares of the Fund will become shares of SST, and whereby SST will change from an open-end investment company to a closed-end investment company.

                   FOR  [   ]          AGAINST  [   ]      ABSTAIN  [   ]

Proposal 2.        To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF STEADMAN INVESTMENT FUND, WHICH RECOMMENDED A VOTE FOR THE PROPOSAL.

                   Dated:    ______________, 1997


                             ____________________________
                             Signature of Shareholder


                             ____________________________
                             Signature of Shareholder

                             This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

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PROXY                 STEADMAN AMERICAN INDUSTRY FUND                    PROXY

                           1730 K Street, N.W.
                                Suite 904
                         Washington, D.C. 20005
                         ----------------------


                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                         ----------------------

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Steadman American Industry Fund (the "Fund") for use at a special meeting of the shareholders of the Fund, which meeting will be held at 9:30 a.m., Washington, D.C. Time, on ___________, ___________, 1997, at the ________________________ Hotel,
______________________, Washington, D.C. 2000?.

    The undersigned shareholder of the Fund, revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned ("Shares"), does hereby appoint Charles W. Steadman and Max Katcher, and each and any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Fund, and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1.        To approve an Agreement and Plan of Merger, and the
                   transactions contemplated thereby, pursuant to which the Fund would merge with and into Steadman Securities Trust
                   ("SST") whereby Shares of the Fund will become shares of SST, and whereby SST will change from an open-end investment company to a closed-end investment company.

                   FOR  [   ]          AGAINST  [   ]      ABSTAIN  [   ]

Proposal 2.        To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF STEADMAN AMERICAN INDUSTRY FUND, WHICH RECOMMENDED A VOTE FOR THE PROPOSAL.

                   Dated:    ______________, 1997


                             ____________________________
                             Signature of Shareholder


                             ____________________________
                             Signature of Shareholder

                             This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

PROXY               STEADMAN TECHNOLOGY AND GROWTH FUND                   PROXY

                           1730 K Street, N.W.
                                Suite 904
                         Washington, D.C. 20005
                         ----------------------


                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                         ----------------------

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Steadman Technology and Growth Fund (the "Fund") for use at a special meeting of the shareholders of the Fund, which meeting will be held at 9:30 a.m., Washington, D.C. Time, on ___________, ___________, 1997, at the ________________________ Hotel,
______________________, Washington, D.C. 2000?.

    The undersigned shareholder of the Fund, revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned ("Shares"), does hereby appoint Charles W. Steadman and Max Katcher, and each and any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Fund, and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1.        To approve an Agreement and Plan of Merger, and the
                   transactions contemplated thereby, pursuant to which the Fund would merge with and into Steadman Securities Trust
                   ("SST") whereby Shares of the Fund will become shares of SST, and whereby SST will change from an open-end investment company to a closed-end investment company.

                   FOR  [   ]          AGAINST  [   ]      ABSTAIN  [   ]

Proposal 2.        To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF STEADMAN TECHNOLOGY AND GROWTH FUND, WHICH RECOMMENDED A VOTE FOR THE PROPOSAL.

                   Dated:    ______________, 1997


                             ____________________________
                             Signature of Shareholder


                             ____________________________
                             Signature of Shareholder

                             This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.